UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

Long Island Iced Tea Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55448	47-2624098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Charlotte Avenue, Hicksville, NY	11801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (855) 542-2832

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 7, 2016, Long Island Iced Tea Corp. (the “Company”) and Long Island Brand Beverages LLC, its wholly owned subsidiary (“LIBB”), entered into a Second Amendment (the “Credit Amendment”) to the Credit and Security Agreement (the “Credit Agreement”), dated as of November 23, 2015 and amended as of January 10, 2016, by and among LIBB, as the borrower, the Company and Brentwood LIIT Inc., as the lender (the “Lender”). The Lender is owned by Eric Watson, who beneficially owns approximately 28.2% of the Company’s outstanding common stock, and KA#2 Trust Ltd., who beneficially owns approximately 10.0% of the Company’s outstanding common stock.

The Credit Agreement provides for a revolving credit facility (the “Credit Facility”), currently in an amount of $1,500,000, subject to increases as provided in the Credit Agreement (the “Available Amount”) up to a specified maximum amount (the “Facility Amount”). The loans under the Credit Facility are represented by a secured convertible promissory note made by the Company in favor of the Lender (the “Lender Note”). In addition, in connection with the establishment of the Credit Facility, the Company issued to the Lender a warrant (the “Lender Warrant”) to purchase 1,111,111 shares of the Company’s common stock, at an exercise price of $4.50 per share, expiring on November 23, 2018.

Pursuant to the Credit Amendment, the Lender agreed to (i) convert all of the outstanding principal and interest under the Lender Note into 421,972 shares of the Company’s common stock and (ii) exchange the Lender Warrant for 486,111 shares of the Company’s common stock, at the closing of a Qualified Public Offering (as described below) (the “Recapitalization”). The number of shares issuable upon conversion of the Lender Note is subject to increase or decrease in amount negotiated in good faith by the parties if any additional advances are approved and made by the Lender or any amount of principal or interest is repaid in cash by the Borrower prior to the closing of the Qualified Public Offering. Notwithstanding any conversion of the outstanding principal and interest under the Lender Note, the Credit Facility will remain in place, except that, upon completion of a Qualified Public Offering, the Credit Amendment will reduce the Facility Amount from $5,000,000 to $3,500,000. The Available Amount will remain $1,500,000. A “Qualified Public Offering” is any public offering of common stock with gross proceeds to the Company of at least $5,000,000.

In addition, the Company and LIBB entered into an Amendment No. 1 (the “Registration Rights Amendment”) to the Registration Rights Agreement (the “Registration Rights Amendment”), dated as of December 3, 2015, by and among LIBB, the Company and the Lender. The Registration Rights Amendment amended the Registration Rights Agreement, effective as of the closing of a Qualified Public Offering, so that the “piggyback” registration rights granted to the Lender thereunder will apply to the shares issuable in the Recapitalization.

The descriptions of the Credit Amendment and Registration Rights Amendment are qualified in their entirety by reference to the full text of such agreements, copies of which are attached to this Form 8-K as exhibits and are incorporated herein by reference.

The securities issuable in the Recapitalization are being offered on a private placement basis pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for the offer and sale of securities not involving a public offering.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Credit and Security Agreement, dated as of April 7, 2016, by and among Long Island Brand Beverages LLC, Long Island Iced Tea Corp. and Brentwood LIIT Inc.
10.2	Amendment No. 1 to Registration Rights Agreement, dated as of April 7, 2016, by and among Long Island Brand Beverages LLC, Long Island Iced Tea Corp. and Brentwood LIIT Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2016	LONG ISLAND ICED TEA CORP.

	By:	/s/ Philip Thomas
Philip Thomas
Chief Executive Officer